Exhibit 10.3

EMPLOYMENT AGREEMENT

ARTICLE I  PARTIES

Section 1.1                                    Party A means the employer                       . The registered address is Nongda South Road No.1 Yard, Building 9, 4th Floor, Room 401, Haidian District, Beijing. Legal representative is Zhou Hua.

Section 1.2                                    Party B means the employee                       .

ARTICLE II  POSITION

Section 2.1                                    Party A employs Party B as its company employee. Please see the position instruction and other documents of Party A for the specific job description and requirement details.

Section 2.2                                    For business operation necessity, Party B agrees that Party A has the right to adjust Party B’s position and working place, or to arrange Party B to work in Party A’s affiliated companies and pay salary accordingly. Party B shall follow Party A’s work arrangement.

ARTICLE III  REMUNERATION

Section 3.1                                    Party A shall pay Party B the remuneration monthly. Party A will pay Party B’s salary on the 15th day of each month for the salary for the previous month to Party B’s working bank account.

Section 3.2                                    The salary agreed in this contract has included winter heating expense subsidies, summer cooling expense subsidies, special job position compensation and other national and local governments’ mandatory subsidies, compensations or expenses.

Section 3.3                                    Party A has the right to withhold Party B’s own contribution to individual income tax and social insurances from Party B’s salary and make the payment.

Section 3.4                                    Subject to the minimum salary standard published by the government of the municipality where the working place locates, Party A has the right to adjust Party B’s salary based on Party A’s performance, laws and regulations, Party B’s performance review, working time, record for reward and penalties and change of job positions.

Section 3.5                                    If Party A’s production decrease or operation difficulties lead to Party B’s redundancy, Party A shall pay Party B’s monthly living expenses no less than the monthly minimum living allowance published by the local government of the municipality where the labor contract is performed.

Section 3.6                                    Party B shall keep its salary and other payment information confidential, nor shall Party B disclose to other employees of Party A or third party about Party B’s salary and payment. Party B shall not ask about Party A’s other employees’ salary and payment.

ARTICLE IV  WORKING TIME

Section 4.1                                    Based on Party B’s different job positions, Party B’s working and vacation time shall be set in accordance with Party A’s policies or rules. Party B agrees that working overtime shall seek approval from Party A’s relevant personnel, otherwise it will not be deemed as working overtime and Party B shall not be entitled for the overtime payment from Party A.

Section 4.2                                    Party A adopts A working time system: A: standard working time; B: comprehensive working time system; C: flexible working time system.

ARTICLE V  SOCIAL INSURANCE AND BENEFIT

Section 5.1                                    Party B’s social insurance, medical treatment, social welfare and vacation shall follow working place’s standard. Party A has the right to outsource Party B’s social insurance payment and other human resources matters.

Section 5.2                                    Party B shall provide all necessary documents to Party A for its social insurance payment process within 10 days of the signing of this contract. Party B shall be solely liable for being unable to pay social insurance due to the failure of providing the document on time or the provision of incomplete documents. If Party B fails to provide required documents 30 days later than required, Party A has the unilateral right to terminate this contract.

ARTICLE VI  LABOR DISCIPLINE

Party A’s regulations will be published via emails, OA system, CRM system, conference, notice board and other means and methods. Party B shall abide by Party A’s rules and labor disciplines effective at the time and those become force after the signing of the contract from time to time.

ARTICLE VII  INTELLECTUAL PROPERTY AGREEMENT

Section 7.1                                    During Party B’s employment with Party A, and within one year after Party B resigns from his/her position, or otherwise upon the termination or dissolution of the labor contract, all items (whether completed due to his/her job or relevant with the assigned tasks, done by himself or herself or together with other employees of Party A) of invention, creation, discovery, design, process, formula, innovation, reform, all kinds of work, regardless of whether or not being able to obtain intellectual property rights (including but not limited to computer software, article, report, development, drawing, pattern, blueprint, advertisement, marketing materials and labels) shall be deemed work product created in the course of employment.

Section 7.2                                    Party B agrees to disclose all the production of work created in the course of employment to Party A immediately but shall not be later than 30 days once generated in Party A stipulated forms.

Section 7.3                                    All work products created in the course of employment shall belong to Party A, and all copyright, intellectual property application right and authorized intellectual property right of all work created in the course of employment, and all other intellectual property rights worldwide shall belong to Party A.

Section 7.4                                    For any right of the work products that are generated currently or in the course of labor contract by Party B, Party B hereby transfers all rights to such work products to Party A. Party B represents and warrants that any rights owned by Party B relating to any and all work products shall apply to this contract, and Party B hereby waives Party A and its affiliated parties from any responsibilities to Party B due to the usage or disclosure of such work products.

ARTICLE VIII  NON-COMPETITION

Section 8.1                                    During the labor contract period, Party B shall devote all of his/her time and efforts into Party A’s work, and shall not participate in any other business, and will not make any transactions between Party A and himself/herself, other enterprises, individuals and entities which is related to Party B before obtaining Party A’s approval.

Section 8.2                                    Party B undertakes to Party A: Party B shall not operate any business in competition with Party A himself or with a third party within 24 months after the termination or dissolution of the labor contract with Party A (regardless of the reasons), provided that Party A pays Party B non-competition compensation stipulated in this contract. Party B undertakes not to take any position, or own shares or accept services or obtain benefits in any entities that compete with Party A or the entities that are directly or indirectly set up, invested, owned with controlling shares, or actual controlled by companies, enterprises, research institutions and consultation and investigation agencies and other economic organizations that compete with Party A. Party B undertakes that it will not initiate or cooperate with other persons directly or indirectly to produce and operate the e-commerce business and other similar business that competes with Party A.

Section 8.3                                    Party A may inform Party B in writing about the agreement in article 8.2 at the time of Party B’s resignation or five days later. Simultaneously, Party A shall pay Party B the non-competition compensation, which shall be 50% of Party B’s basic salary during the employment on a monthly basis. However, Party A may inform Party B at any time to terminate the payment of such compensation. If Party A fails to inform Party B at the time of Party B’s resignation or five days later about Party B’s non-competition obligations, Party A will not need to pay for non-competition compensation and Party B will not be bound by the section 8.2.

Section 8.4                                    Party B undertakes during and after his/her employment with Party A, Party B will not directly or indirectly solicit, ask for, persuade, employ or encourage any employees of Party A to resign, regardless of any reason or without reason, regardless of for the purpose of Party B or for any other person or organizations’ benefit. Nor shall it solicit or encourage any Party A’s employee to take positions in other entities in the name of Party B or other third parties.

Section 8.5                                    If Party A asks Party B to perform its obligations in section 8.2 and pay the compensation on time and Party B violates such agreement, Party B shall pay to Party A three times of the 24 months non-competition compensation as punitive liquidation damages. If Party A is incurred any damages, Party B shall compensate Party A accordingly and Party A has the right to stop paying non-competition compensation immediately.

ARTICLE IX  CONFIDENTIALITY OBLIGATIONS

Section 9.1                                    Party B must comply with the provisions of this agreement and other written or unwritten confidentiality rules and regulations of Party A, and fulfill his obligation of confidentiality relevant to his job, and maintain all the trade secrets of Party A confidential.

Section 9.2                                    The technical information that can become trade secrets includes, but is not limited to: technical solutions, design requirements, service content, products engineering design, technical specifications, computer software, data base, operating environment, working platform, test results, drawings, operating manuals, technical files, business correspondence and emails related to trade secret.

Section 9.3                                    The business information that can become trade secrets includes, but is not limited to: customer lists, marketing plans, procurement materials, pricing strategies, undisclosed financial materials, pre-tender and bid contents, personnel component of project team, expense budget and company profits.

Section 9.4                                    Party A shall undertake the confidentiality obligation in accordance with law (such as the secret of opposing party known in the process of contracting) or related agreements (such as technology contract); salary of Party A’s employees and the content of this contract are also within the scope of confidentiality.

Section 9.5                                    If the regulations and rules are not defined or ambiguous, Party B shall take all necessary and reasonable measures to protect technical information, business information and other trade secrets held by Party A or trade secrets owned by third parties but Party A undertakes the confidential obligation, to maintain its confidentiality with diligence and honesty.

Section 9.6                                    In addition to the need of fulfilling the duty, without the consent of party A, party B shall not disclose, inform, publish, transfer or in other way to have any third party (including other employees of Party A who will not be informed of that secrets in accordance with the confidentiality regulations) know Party A’s trade secrets, and the trade secrets that belong to third parties but to which party A owes the duty of confidentiality, and shall not use these confidential information beyond the need of fulfilling Party B’s duty.

Section 9.7                                    Party B shall continue to undertake the confidentiality obligation after dismissal, until Party A declares the disclosure or the trade secret has been otherwise disclosed de facto.

ARTICLE X                        TERMINATION OF LABOR CONTRACT AND BREACH OF CONTRACT

Section 10.1                             Party B shall confirm that his/her personal information in this contract is true and correct, otherwise, Party B would be deemed to have deceptively obtained Party A to conclude an invalid employment contract against the Party A’s true will. Party A is entitled to terminate the contract at any time and investigate Party B.

Section 10.2                             If Party B works in the position of sales or distribution, he is deemed incompetent if gross margin of commercial contracts concluded and executed by Party B in the same month is less than his salary.

Section 10.3                             If the objective situation on which the conclusion of the labor contract is based has changed, such as serious difficulties in production and business operations, cut-off resulting from department structure adjustment, or technology revolution, operation mode adjustment, Party A is entitled to terminate the contract in accordance with Clause 3 Article 40 in Labor Contract Law.

Section 10.4                             Where Party B is under any of the following circumstance, Party B is considered to have violated Party A’s regulations severely, and Party A is entitle to terminate the labor contract. Meanwhile, Party A has the right to cancel Party B’s reward such as bonus and commission, except for basic salary in this contract.

10.4.1                                Provide false personal information and application materials such as certification, experience, degree and working experience.

10.4.2                                Conduct commercial bribery, or without the approval of Party A, handle or prompt Party B, relatives of Party B or people who have interested relationship with Party B to trade with Party A. Or conduct any behavior that can be regarded as related transaction.

10.4.3                                Direct or indirect funds payment between individual and business partner, which are not disclosed in advance, shall be regarded as commercial bribery.

10.4.4                                Cause property loss of more than RMB3,000. Provide false invoice to Party A when apply for reimbursement. Reimbursement expense exceeds actual expense.

10.4.5                                Cause personal injuries to other employee of Party A or infringe legitimate rights and interests of other employee of Party A.

10.4.6                                Conduct any of the following behavior: forging or altering contract, falsification of seal, providing false data or cooperation information, embezzlement, acting in collusion with the third party to harm the interests of Party A.

10.4.7                                Make improper comments or slander of Party A, colleagues, government, industry, and reputation of competitor.

10.4.8                                Absent from work continueously for 3 days or more than 15 days in total for one year.

10.4.9                                Business image or business cooperation of Party A was affected by Party B’s act or omission.

10.4.10                         Without the written consent of Party A, Party B takes on part-time job for other employer, or establish labor relationship with other employer, or get payment from other employer.

10.4.11                         Breach of any confidentiality obligations.

10.4.12                         Party B violates working procedure and regulation stipulated by Party A and cause losses.

10.4.13                         Party B is investigated for criminal liability according to law, or forced labor, administrative detention and criminal detention.

Section 10.5                             If Party B owes Party A any payment, or terminate the labor contract against the provision in government regulation and this contract, causing economic losses to Party A, Party B shall be liable for compensation of the economic losses in accordance with government regulation and this contract. If Party B refuses compensation, Party A is entitled to deduct corresponding amount from Party B’s salary, however, the deduction shall be legitimate. Party A has right to get the rest of his salary.

ARTICLE XI  OTHERS

Section 11.1                             There shall be no on-going labor dispute or litigation between Party B and any corporation, institution, organization and individual Party B used to work for. There shall be no effective confidentiality obligation and non-compete agreement, which may affect the execution of this contract, and other legal documents, by which Party B may be bounded, between Party B and any corporation, institution, organization and individual Party B used to work for. Party B has not been subject to any criminal charges, nor has he been investigated by the police or other government department. There shall be no litigation or arbitration filed against Party B by any third party because of this contract, otherwise, Party B takes full responsibility.

Section 11.2                             Other issues not mentioned herein shall be subject to the law, statues and provisions in work place.

Section 11.3                             The invalidity of some provisions in this contract does not affect the execution of others provisions.

Section 11.4                             Any dispute arising from or in connection with this agreement shall be submitted to the arbitration committee for dispute resolution.

Section 11.5                             The contract is in triplicate, two held by Party A and one held by Party B. The contract comes into effect upon seal of Party A and signature of Party B.